UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2023

SCWORX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices)

(844) 472-9679

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	WORX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on June 9, 2023, SCWorx Corp. (the “Company”, “we” and “us”) requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal a determination by the Listing Qualifications department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) dated June 6, 2023, to remove the Company’s securities from listing and registration on The Nasdaq Stock Market. In an expedited review request sent to Nasdaq on July 20, 2023, the Company presented its plan to effect a reverse split of its common stock and requested the continued listing of its securities on Nasdaq pending the completion of its compliance plan.

By letter received August 1, 2023, the Panel granted the Company’s request for continued listing subject to the Company’s timely compliance with the following conditions on which date the Company must satisfy all applicable criteria for continued listing on Nasdaq.

1.	On or before August 1, 2023, the Company shall obtain Board of Directors’ approval for a reverse stock split at a ratio that is sufficient to regain and maintain long term compliance with the Bid Price Rule.

2.	On or before October 6, 2023, the Company shall obtain shareholder approval for and effect a reverse stock split at a ratio between 1:10 and 1:12;

3.	On or before October 20, 2023, the Company shall have demonstrated compliance with the Bid Price Rule, by evidencing a closing bid price of $1 or more per share for a minimum of ten consecutive trading sessions.

The Company is making every effort to timely evidence compliance with the terms of the July 31st determination; however, there can be no assurance that it will be able to do so. If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy or sell the Company’s common stock and warrants or to obtain accurate quotations, and the price of the Company’s common stock and warrants could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter from Nasdaq received July 31, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2023

SCWorx Corp.

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Chief Executive Officer

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